Prospectus Supplement                                  44516 7/98
dated July 13, 1998 to:
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Putnam Global Governmental Income Trust (the "fund")
Prospectuses dated February 28, 1998

The first paragraph under the heading "How the fund pursues its objectives - Options and futures portfolio strategies" is replaced with the following:

THE FUND MAY SEEK TO INCREASE ITS CURRENT RETURN BY WRITING COVERED CALL OR PUT OPTIONS WITH RESPECT TO SOME OR ALL OF THE SECURITIES AND CURRENCIES HELD IN ITS PORTFOLIO AND BY BUYING AND SELLING COMBINATIONS OF PUT AND CALL OPTIONS ON THE SAME UNDERLYING SECURITY OR CURRENCY. The fund receives a premium from writing a call or put option, which increases the fund's return if the option expires unexercised or is closed out at a net profit. When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security or currency above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase a security or currency from the option holder at a price above the current market price of the security or currency. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.